                                                               BR DRAFT: 12/6/04


                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of report (Date of earliest event reported): December 3, 2004

                            Impax Laboratories, Inc.
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             (Exact Name of Registrant as Specified in Its Charter)


                        Delaware                        0-27354                      65-0403311
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(State or other jurisdiction of incorporation)  (Commission File Number)  (IRS Employer Identification No.)

    30831 Huntwood Ave., Hayward, CA                               94544
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 (Address of principal executive offices)                        (Zip Code)

        Registrant's telephone number, including area code (510) 476-2000

                                 Not Applicable
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          (Former name or former address, if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01.       REGULATION FD DISCLOSURE

         On December 6, 2004, Impax Laboratories, Inc. (the "Company") issued a press release announcing that the U.S. Food and Drug Administration granted final approval to the Company's Abbreviated New Drug Application for a generic version of Wellbutrin(R) SR (Bupropion Hydrochloride), 200 mg tablets. The FDA also awarded the Company first-to-file status and 180-day market exclusivity for this product. A copy of the press release is attached as Exhibit 99.1 and is incorporated herein by reference.

ITEM 9.01.       FINANCIAL STATEMENTS AND EXHIBITS

          (c) Exhibits.

              99.1 - Press release dated December 6, 2004



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                      IMPAX LABORATORIES, INC.


Date:   December 6, 2004              By: /s/ Cornel C. Spiegler
                                          -------------------------------------
                                          Name:  Cornel C. Spiegler
                                          Title: Chief Financial Officer



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